Patrick Industries, Inc. Announces Pricing and Upsize of Private Offering of $500 Million of Senior Notes ELKHART, IN, October 7, 2024 – Patrick Industries, Inc. (NASDAQ: PATK) (“Patrick” or the “Company”) today announced the pricing of its upsized private offering of $500 million aggregate principal amount of its 6.375% Senior Notes due 2032 (the "Notes") in a private placement exempt from registration under the Securities Act of 1933 (the "Securities Act"). The size of the offering reflects an increase of $100 million in aggregate principal amount of the Notes from the previously announced offering size of $400 million. The offering is expected to close on or about October 22, 2024, subject to certain closing conditions. Patrick intends to use the net proceeds from the offering to redeem all of its $300 million aggregate principal amount of 7.500% Senior Notes due 2027, repay a portion of its borrowings under its existing senior secured credit facility and pay fees and expenses in connection with the foregoing. Concurrently with the completion of the offering, the Company plans to amend and restate the credit agreement governing its existing $925 million senior secured credit facility to establish a new $1.0 billion senior secured credit facility consisting of an $875 million revolving credit facility and a $125 million term loan. The maturity date for borrowings under the new senior secured credit facility is expected to be extended to October 2029. The new senior secured credit facility is expected to replace the Company’s existing credit facility that is due to mature in August 2027. This press release is neither an offer to sell nor a solicitation of an offer to buy the Notes, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. The Notes and related guarantees have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Any offers of the Notes will be made only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. The Notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the applicable private offering memorandum. About Patrick Industries, Inc. Patrick (NASDAQ: PATK) is a leading component solutions provider serving the RV, Marine, Powersports and Housing markets. Since 1959, Patrick has empowered manufacturers and outdoor enthusiasts to achieve next- level recreation experiences. Our customer-focused approach brings together design, manufacturing, distribution, and transportation in a full solutions model that defines us as a trusted partner. Patrick is home to more than 85 leading brands, all united by a commitment to quality, customer service, and innovation. Headquartered in Elkhart, IN, Patrick employs approximately 10,000 skilled team members throughout the United States. For more information on Patrick, our brands, and products, please visit www.patrickind.com. Cautionary Statement Regarding Forward-Looking Statements This press release contains certain statements within the meaning of Private Securities Litigation Reform Act of 1995 that are forward-looking in nature, including, without limitation, the completion, timing, terms and use of proceeds of the Notes offering and the proposed new senior secured credit facility. The forward-looking statements are based on current expectations and our actual results may differ materially from those projected in any forward- looking statement. There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement. Factors that could cause actual results to differ materially from those in forward-looking statements included in this press release include, without limitation: the ability to complete the terms of the offering and to enter into a new senior secured credit facility on anticipated terms or at all; adverse economic and business conditions, including cyclicality and seasonality in the industries we sell our products; the financial condition of our customers or suppliers; the loss of a significant customer; changes in consumer preferences; declines in the level of unit shipments or reduction in growth in the markets we serve; the availability of retail and wholesale financing for RVs, watercraft and powersports products, and residential and manufactured homes; pricing pressures due to competition; costs and availability of raw materials, commodities and energy and transportation; supply chain issues, including financial problems of manufacturers or suppliers and shortages of adequate materials or manufacturing capacity; the challenges and risks associated with doing business internationally; challenges and risks associated with importing products, such as the imposition of duties, tariffs or trade restrictions; the ability to manage our working capital, including inventory and inventory obsolescence; the availability and costs of labor and production facilities and the impact of labor shortages; fuel shortages or high prices for fuel; any interruptions or disruptions in production at one of our key facilities; challenges with integrating acquired businesses; the impact of the consolidation and/or closure of all or part of a manufacturing or distribution facility; an impairment of assets, including goodwill and other long-lived assets; an inability to attract and retain qualified executive officers and key personnel; the effects of union organizing activities; the impact of governmental and environmental regulations, and our inability to comply with them; changes to federal, state, local or certain international tax regulations; unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, services, perceived environmental impacts, or otherwise; public health emergencies or pandemics, such as the COVID-19 pandemic; our level of indebtedness; our inability to comply with the covenants contained in the existing senior secured credit facility or the new senior secured credit facility; an inability to access capital when needed; the settlement or conversion of our notes; fluctuations in the market price for our common stock; an inability of our information technology systems to perform adequately; any disruptions in our business due to an IT failure, a cyber-incident or a data breach; any adverse results from our evaluation of our internal controls over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002; certain provisions in our Articles of Incorporation and Amended and Restated By-laws that may delay, defer or prevent a change in control; adverse conditions in the insurance markets; and the impact on our business resulting from wars and military conflicts, such as war in Ukraine and evolving conflict in the Middle East. There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement. The Company does not undertake to publicly update or revise any forward-looking statements. Information about certain risks that could affect our business and cause actual results to differ from those express or implied in the forward-looking statements are contained in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company’s Forms 10-Q for subsequent quarterly periods, which are filed with the Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of this press release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date on which it is made. Prospective purchasers are cautioned not to place undue reliance on these forward-looking statements. Contact: Steve O'Hara Vice President of Investor Relations oharas@patrickind.com 574.294.7511